SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A/A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

WENDY’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Ohio	31-0785108
(State of incorporation or organization	(I.R.S. Employer Identification No.)

P.O. Box 256, 4288 West Dublin-Granville Road, Dublin, Ohio	43017-0256
(Address of principal executive offices)	(ZIP Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class registered	Name of each exchange on which each class is registered
Common Stock	New York, Boston, Chicago, Pacific and Philadelphia Stock Exchanges

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☐

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☐

Securities Act registration statement file number to which this form relates:

Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

None
(Title of Class)

Item 1.    Description of Registrant’s Securities to be Registered.

The common shares, without par value, are described in the section captioned “Description of Capital Stock” in the Registrant’s Registration Statement on Form S-3 (Registration No. 333-71102), as amended (the “Registration Statement”), originally filed with the Securities and Exchange Commission on October 5, 2001. The Registration Statement is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

WENDY’S INTERNATIONAL, INC.

By:	/s/ KERRII B. ANDERSON
Kerrii B. Anderson Executive Vice President & Chief Financial Officer

Date:  October 9, 2002

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.
1	Articles of Incorporation, as amended to date	Incorporated herein by reference from Exhibit 3(a) of Form 10-K for the year ended January 3, 1999

2	New Regulations, as amended	Incorporated herein by reference from Exhibit 3 of Form 10-Q for the quarter ended July 2, 2000

3